SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a -12

Virginia National Bankshares Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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	(2)	Form, Schedule or Registration Statement No.: ______________________________________________________

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	(4)	Dated Filed: ________________________________________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting of

VIRGINIA NATIONAL BANKSHARES CORPORATION

To Be Held On:

June 14, 2019 at 10:00 a.m. EST

at the Omni Charlottesville Hotel, 212 Ridge McIntire Road, Charlottesville, Virginia 22903

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

You are receiving this notice because you have shares in this company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 6/4/2019.

Please visit www.vnb.com/2019proxy, where the following materials are available for view:
●Notice of Annual Meeting and Proxy Statement
●Annual Report on Form 10-K

TO REQUEST MATERIAL:	PLEASE USE THE CONTROL NUMBER IN THE BOX TO THE RIGHT ABOVE TO REQUEST MATERIALS THROUGH ONE OF THE THREE FOLLOWING METHODS:
TELEPHONE:888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 5:00 PM Eastern Time the day before the meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
MAIL: You may request a paper proxy card by following the instructions above TO REQUEST MATERIALS.

BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, “FOR” PROPOSALS 2 & 4, AND “ONE YEAR” IN PROPOSAL 3.

1. Election of the following persons as directors to serve until the next annual meeting of shareholders

NOMINEES:
H. K. Benham, III
Steven W. Blaine
William D. Dittmar, Jr.
James T. Holland
Linda M. Houston
Susan K. Payne
Glenn W. Rust
Gregory L. Wells
Bryan D. Wright

Please note that you cannot use this notice to vote by mail.

2.	Advisory (non-binding) approval of the Company’s executive compensation.

3.	Advisory (non-binding) approval of the frequency of advisory vote on the Company’s executive compensation.

4.	Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent auditors for 2019.

5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.